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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------

       Date of Report (Date of earliest event reported): December 4, 2009

                        GREATER ATLANTIC FINANCIAL CORP.
               (Exact name of registrant as specified in charter)

  DELAWARE                           0-26467                   54-1873112
(State or other                     (Commission               (IRS Employer
jurisdiction of                     File Number)            Identification No.)
 incorporation)

             10700 PARKRIDGE BOULEVARD, SUITE P50, RESTON, VA 20191 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (703) 391-1300

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.
            ----------------------------------------------

      The information included in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP.
            --------------------------

      On December 4, 2009, Greater Atlantic Bank (the "Bank"), the wholly owned subsidiary of Greater Atlantic Financial Corp. (the "Company"), was closed by the Office of Thrift Supervision and the Federal Deposit Insurance Corporation (the "FDIC") was appointed as receiver of the Bank. On that same date, Sonabank, McLean, Virginia, acquired substantially all banking operations, including substantially all of the deposits, of the Bank and purchased most of the Bank's assets in a transaction facilitated by the FDIC.

      The Company's principal asset is its ownership of the common stock of the Bank and, as a result of the receivership of the Bank, the Company has very limited remaining tangible assets. As the owner of all of the capital stock of the Bank, the Company would be entitled to the net recoveries, if any, following the liquidation or sale of the Bank or its assets by the FDIC. However, at this time, the Company does not expect that it will realize any such recoveries.

      In connection with the receivership of the Bank, both the Company and the Bank expect to receive notices from substantially all of the counterparties (including, without limitation, lenders) to the Company's and/or Bank's material agreements, of alleged events of default under those agreements, and of those counterparties' intentions to terminate those agreements or accelerate the Company's and/or Bank's performance of those agreements. The Company and/or Bank may dispute certain of those notices. However, in the event of a default by the Company and/or Bank under one or more of those material agreements, or in the event of the termination of one or more of the material agreements, the Company and/or Bank may be subject to penalties under those agreements and also may suffer cross-default claims from counterparties under the Company's and/or Bank's other agreements.

      As a result of the Bank's receivership, it is highly likely that the Company will be required to cease operations and liquidate or seek bankruptcy protection. If the Company were to liquidate or seek bankruptcy protection, the Company believes that there would be no assets available to holders of the capital stock of the Company.

ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.
            --------------------------------------------------

      The information included in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

ITEM 2.04   TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL
            ----------------------------------------------------------------
            OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.
            ------------------------------------------------------------------
      The information included in Item 1.03 of this Current Report on Form 8-K is incorporated herein by reference.

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ITEM 8.01   OTHER EVENTS.
            ------------

      On December 4, 2009, the FDIC issued a press release announcing the receivership of the Bank and the acquisition of substantially all of the Bank's deposits and assets by Sonabank. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.
            ---------------------------------

      (d)   Exhibits

            Number      Description
            ------      -----------

            99.1        FDIC Press Release dated December 4, 2009

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GREATER ATLANTIC FINANCIAL CORP.


                                          /s/ Carroll E. Amos
                                          ------------------------------------
                                          Carroll E. Amos
                                          President and Chief Executive Officer

Date:  December 9, 2009